Exhibit 10

                              DECLARATION OF TRUST

This declaration of trust is made by Omega Explorations Services (the "Trustee") in favor of Impact Explorations Inc. (the "Beneficiary"). The trustee solemnly declares that he holds a 100% interest in the Met 1 mineral claim, Tenure Number 704759 inclusive (the "Property") located in the Kamloops Region of southern British Columbia, Canada, in trust solely for the benefit to the beneficiary.

The trustee further promises the Beneficiary not to deal with the property in any way, except to transfer the Property to the Beneficiary, without written instructions, direction and consent of the Beneficiary.

Given at Savona, BC, Canada on the 30th day of January, 2010.

SIGNED SEALED AND DELIVERED by              )
                                            )
JAMES W. MCLEOD to the presence of          )
                                            )
/s/ Jacqueline McLeod                       )     /s/  James W. McLeod
-----------------------------               )     ------------------------------
SIGNATURE OF WITNESS                        )     JAMES W. MCLEOD
                                            )
Jacqueline McLeod                           )
-----------------------------               )
NAME OF WITNESS                             )
                                            )
P.O. Box 216  Savona, BC                    )
-----------------------------               )
ADDRESS OF WITNESS                          )

                                 James W. McLeod
                              jjmcleod@xplornet.com


To: Impact Explorations Inc.
    78 York Street
    London W1H 1DP England

Attention: Jenny Brown, President/Director

From: James W. McLeod
      Consulting Geologist

Re: Met 1 Mineral Claim, tenure #704759, Durand Creek Project Area,
    British Columbia


                                     Invoice

Total cost of mineral claim acquisition and Review and
Recommendations Report                                              $4,000 (US)

Yours Truly,


/s/  J.W. McLeod
------------------------------------
J.W. McLeod, P. Geo.
January 30, 2010